ASSET SALE AGREEMENT


                  THIS ASSET SALE AGREEMENT ("Agreement") is made as of the 23rd day of November, 1998, by and between Grant Reserve Corporation, a Nevada corporation (the "Seller') and Cherokee Mining Company Inc., a Wyoming corporation (the "Purchaser"). The parties hereby agree as follows:

                  1.       Sale of Assets

                  1.1 Assets to be Sold. Subject to the terms and conditions of this Agreement, the Seller will sell to the Purchaser, and the Purchaser will purchase from the Seller all of the Seller's right, title and interest in and to
(i) 7,620,000 shares of common stock, without par value, of Madison Mining Corporation, a Montana corporation, ("Madison"), a wholly owned subsidiary of the Seller and (ii) 36,388 shares of common stock, without par value, of Gold King Mines Corporation ("Gold King"), representing ninety-four and thirty-two one hundredths percent (94.32%) of Gold King's issued and outstanding shares. The shares of Madison and Gold King common stock being sold to the Purchaser hereunder constitute substantially all of the Seller's assets and are collectively referred to as the "Shares."

                  1.2 Purchase Price. The price (the "Purchase Price") to be paid by or on behalf of the Purchaser to the Seller for the Shares shall be (i) $600,000 payable on the terms set forth in a Promissory Note substantially in the form thereof attached hereto as Exhibit 1 (the "Promissory Note") and (ii) an amount equal to eighty percent (80%) of the Net Proceeds (as defined in Section 6.4 below) received by the Purchaser in excess of $681,715.

                  2.       Closing Date, Delivery

                  2.1 Closing Date. Subject to the satisfaction of the terms and conditions hereof, to purchase and sale of the Shares to be purchased and sold pursuant to Section 1.1 shall be held as soon as practicable following the
approval  of  this  Agreement  by  the  Seller's  shareholders.   Such  time  is
hereinafter referred to as the "Closing" and the date of the Closing is hereinafter referred to as the "Closing Date."

                  2.2      Deliveries by the Seller and the Purchaser.

                  (a) Delivery by the Seller. At the Closing the Seller shall deliver to the Purchaser certificates evidencing the Shares to be purchased hereunder by the Purchaser, which certificates shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank.



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                  (b) Delivery by the Purchaser.  At the Closing,  the Purchaser
shall deliver to the Seller:

                  (i)      The Promissory Note; and

                  (ii) A Pledge Agreement in the form attached hereto as Exhibit 2 (the "Pledge Agreement") pursuant to which the Shares shall be held as security for, among other things, the payment and performance by the Purchaser of its obligations under the Promissory Note, this Agreement and the Pledge Agreement.

                  3. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as follows:

                  3.1 Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each of Madison and Gold King is a corporation duly organized, validly existing and in good standing under the laws of the State of Montana and Colorado, respectively. Each of Madison and Gold King is duly qualified or authorized to do business in each jurisdiction in which it conducts business, or own property, except where the failure so to qualify would not in the aggregate have a material adverse effect on the Seller, Madison and Gold King.

                  3.2 Authorization. The Seller has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of the Seller, enforceable in accordance with its terms except (a) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (b) for the limitations imposed by general principles of equity. The foregoing exceptions set forth in subsections (a) and (b) of this Section
3.2 are hereinafter referred to as the "Enforceability Exceptions."

                  3.3 Licenses and Permits. Madison and Gold King are each duly licensed, with all requisite permits and qualifications, as required by applicable law for the purpose of conducting their respective business or owning their respective properties or both, in each jurisdiction in which they do business or own property, and where the failure to have such license, permit or qualification could have a material adverse effect on the assets, liabilities (whether absolute, accrued, contingent or otherwise), condition (financial or otherwise), results of operations or business of either Madison or Gold King (hereinafter, a "Material Adverse Effect"). Madison and Gold King are each in substantial compliance with all such licenses, permits and qualifications. There are no proceedings pending or, to the Seller's best knowledge, threatened to revoke or terminate any such presently existing license, permit or qualification and the Seller knows of no reason why any such license, permit or qualification would not be renewed in the ordinary course.


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                  Purchaser is familiar  with the required  licenses and permits required of, and held by, Madison and Gold King. Purchaser has been given full access to Seller's records to review, and make copies of if so desired, all such licenses and permits. Purchaser also has been informed by Seller that Madison and Gold King are in substantial compliance with all such licenses and permits. Purchaser is purchasing the Shares with full knowledge of the attendant responsibilities and liabilities associated with such licenses and permits.

                  3.4 Consents and Approvals. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, result in a breach of any of the terms or provisions of, constitute a default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under, result in the acceleration of any indebtedness under or performance required by, result in any right of termination of, increase any amounts payable under, decrease any amounts receivable under, change any other rights pursuant to, or conflict with, any material agreement, indenture or other instrument to which the Seller is a party or by which any of its properties are bound, or any judgment, decree, order or award of any court, governmental body or arbitrator (domestic or foreign) against the Seller. No consent, license, approval, order or authorization of, or declaration, filing or registration with, or payment of tax, fee, fine or penalty to, any governmental bureau, agency or commission or regulatory authority (domestic or foreign) or any other person (either governmental or private), is required to be obtained or made in connection with the execution and delivery by the Seller of this Agreement or the consummation of the transactions contemplated hereby except to the extent that the failure to obtain such consent, license, approval, order or authorization or to make such declaration, filing, registration or payment would not have a Material Adverse Effect. All prior consents, approvals and authorizations of, and declarations, filings and registrations with, and payments of all taxes, fees, fines and penalties to, any governmental or regulatory authority (domestic or foreign) or any other person (either governmental or private) required in connection with the executions and delivery by the Seller of this Agreement or the consummation of the transactions contemplated hereby have been obtained, made and satisfied. The shareholders of Seller must approve this transaction.

                  3.5 Financial Information. The Seller's consolidated financial statements for the year ended December 31, 1997 as reported on by the firm of Jackson & Rhodes, P.C. and the Seller's unaudited consolidated financial statements for the nine (9) months ended September 30, 1998 have been prepared from the books and records of the Seller, Madison and Gold King and present fairly the financial condition of the Seller, Madison and Gold King at and as of such dates in accordance with generally accepted accounting principles consistently applied ("GAAP"), except that required footnote disclosures may be omitted. Copies of such financial statements have previously been delivered to Purchaser.

                  3.6 Real Property. The Seller has previously delivered to Purchaser a complete description of all real property owned by Gold King and Madison at the Closing Date (the "Real Property").


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                  3.7  Shares  of  Madison  and  Gold  King.  The  Shares  to be
delivered to Purchaser pursuant hereto are duly and validly issued, full paid and non-assessable and when delivered to Purchaser hereunder will not be subject to any mortgage, lien, claim or other encumbrance whatsoever (other than as provided in Section 2.2(b) hereof) and shall vest in Purchaser legal title to the Shares.

                  4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Seller as follows:

                  4.1 Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Wyoming and is duly qualified or authorized to do business in each jurisdiction in which it conducts business, or owns property, except where the failure to so qualify would not in the aggregate have a material adverse effect on the Purchaser.

                  4.2 Authorization. The Purchaser has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of the Purchaser, enforceable in accordance with its terms except for the Enforceability Exceptions.

                  4.3 Acquisition of Securities. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Seller, which by the Purchaser's execution of this Agreement the Purchaser hereby confirms, that the Shares to be received by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, and the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

                  4.4 No Registration. The Purchaser understands and acknowledges that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or under any other applicable blue sky or state securities law. The Purchaser understands that there is no current market for the Shares and the Purchaser further understands that it is not expected that any such market will develop.

                  4.5 Consents and Approvals. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, result in a breach of any of the terms or provisions of, constitute a default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under, result in the acceleration of any indebtedness under or performance required by, result in any right of termination of, increase any amounts payable under, decrease any amounts receivable under, change any other rights pursuant to, or conflict with, any material agreement, indenture or other instrument to which the Purchaser is a party or by which any of its properties are bound, or any judgment, decree, order or

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award of any  court,  governmental  body or  arbitrator  (domestic  or  foreign)
applicable to the Purchaser. No consent, approval or authorization of, or declaration, filing or registration with, or payment of any material tax, fee, fine or penalty to, any governmental or regulatory authority (domestic or foreign) or any other person (either governmental or private), is required in connection with the execution, delivery and performance by the Purchaser of this Agreement.

                  5.       Conditions.

                  5.1      Conditions to Closing.

                  (a) Conditions to Purchaser Obligations. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived in accordance with the provisions of Section 8.1 hereof:

                           (i)    Representations    and   Warranties   Correct:
                  Performance of Obligations. The representations and warranties made by the Seller in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as said date; the Seller shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                           (ii) Authorization. All action on the part of the Seller necessary to authorize the execution, delivery and performance of this Agreement and other agreements provided for herein including the approval of this transaction by the Seller's shareholders, and the consummation of the transactions contemplated herein and therein, shall have been duly and validly taken by the Seller, and the Purchaser shall have been furnished with copies of resolutions and other instruments authorizing this Agreement and the transactions contemplated herein.

                           (iii) Consents and Waivers. The Seller shall have obtained any and all consents, permits, orders, approvals and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, including the approval of Seller's shareholders and all authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale of the Shares pursuant to the terms of this Agreement.

                           (iv) Documents. All documents and instruments incident to the transactions contemplated hereby shall be reasonably satisfactory in substance and form to the Purchaser and Purchaser's counsel.


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                           (v) Certificate of Compliance.  The Seller shall have
                  delivered to the Purchaser a Certificate, executed by an authorized officer of the Seller, dated the Closing Date, to the effect that the conditions in Section 5.1(a) have been satisfied as of such date.

                  (b) Conditions to Seller Obligations. The Seller's obligation to sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Seller in accordance with the provisions of Section
         8.1 hereof:

                           (i) Representations and Warranties Correct. The representations and warranties made by the Purchaser in
                  Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

                           (ii) Shareholder Approval.  The Seller's Shareholders
                  shall have approved the sale of the Shares to Purchaser in accordance with the laws of the State of Nevada.

                           (iii) Documents. All documents and instruments incident to the transactions contemplated hereby shall be reasonably satisfactory in substance and form to the Seller and the Seller's counsel.

                           (iv) Certificate of Compliance. The Purchaser shall have delivered to the Seller a Certificate, executed by an authorized officer of the Purchaser, dated the Closing Date, to the effect that the conditions in Section 5.1(b) have been satisfied as of such date.

                  6. Purchaser's Covenants.

                  The Purchaser covenants that on and after the Closing Date, and for so long as it owns any of the Real Property and until all the Real Property is sold it will:

                  6.1 Sale of Real Property. Use its best efforts to sell the Real Property, in arms length transactions, for cash considerations equal to or greater than the fair market value of the Real Property at the time of such sale.

                  6.2 Payment of Taxes. The Purchaser will pay, before they become delinquent, all taxes, assessments and governmental charges or levies imposed upon it or the Real Property, provided that such items need not be paid while being contested in good faith by appropriate proceedings.



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                  6.3      Maintenance of Corporate Existence, Etc.

                  The Purchaser will:

                  (a) Financial Records - keep true and correct records and accounts and will prepare its financial statements, and financial statements for Madison and Gold King, in accordance with GAAP, consistently applied;

                  (b) Corporate Existence - do or cause to be done all things necessary to preserve and keep in full force and effect its, and Madison's and Gold King's corporate existence, rights and franchises;

                  (c) Compliance with Law - not be in violation of any laws, ordinances, or governmental rules and regulations to which it or the Real Property is subject and will not fail to obtain or maintain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the Real Property or to the conduct of its business, which violation or failure to obtain or maintain, might materially adversely affect its business or the Real Property.

                  6.4 Payments of Portion of Sale Proceeds Upon Sale of Real Property. Purchaser hereby agrees to pay Seller as part of the Purchase Price for the Shares pursuant to Section 1.2, an amount equal to eighty percent (80%) of the cumulative Net Proceeds (as defined below) received upon the sale of the Real Property. "Net Proceeds" shall mean any and all amounts received by Purchaser in excess of $681,715 in connection with bona fide sales of all of the Real Property to persons unrelated to the Purchaser or the holders or beneficial owners of the capital stock of Purchaser, less, the reasonable costs and expenses of sale, including reasonable brokerage commissions, attorneys fees and recording taxes and fees, if any, incurred by Purchaser in connection with such sales of the Real Property. The terms, including the sale price, of all sales of Real Property must be approved by Seller, such approval shall not be unreasonably withheld.

                  6.5 Sale of Shares; Issuance of Additional Shares. So long as the Promissory Note is not fully paid, and so long as any of the Real Property remains unsold, Purchaser will not sell or otherwise depose of, or grant any option or warrant with respect to, any of the Shares or create or permit to exist any lien or encumbrance upon or with respect to any of the Shares (except for the lien created pursuant to the Pledge Agreement) and at all times will be the sole beneficial owner of the Shares.

                  6.6 Sale of Assets or Merger. So long as the Promissory Note is not fully paid and so long as any of the Real Property remains unsold, Purchaser will not sell distribute or otherwise dispose of any of its assets or permit the sale, distribution or other deposition of any of the assets of Madison and Gold King, other than the Real Property in accordance with the terms of this Agreement, and the Purchaser will not consolidate or merge with or into any other person nor will it allow Madison or Gold King to so merge or consolidate with or into any other person.

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                  6.7 Liens and Encumbrances. Purchaser shall not create, permit or suffer to exist (other than as provided in this Agreement) any mortgage, encumbrance, lien, security interest, claim or charge against the Real Property or any part thereof, except as expressly agreed to in writing by the Seller, and Purchaser shall defend and cause Madison and Gold King to defend their respective interest in and to the Real Property against the claims and demands of all persons whomsoever, other than the claims of the Seller as provided for herein.

                  7.       Defaults.

                           7.1 Nature of Events.  A "Default" shall exist if any
of the following occur and is continuing:

                  (a) Principal and Interest Payments - Purchaser fails to make any payment of principal or interest on the Promissory Note on the date such payment is due, and such payment remains unpaid for ten (10) days after written notice of non-payment is received from Seller;

                  (b) Covenant Default - Purchaser fails (1) to observe or perform any of its covenants and agreements contained in this Agreement or (2) defaults or fails to observe and perform any of its covenants and agreements contained in the Promissory Note or the Pledge Agreement;

                  (c) Representations and Warranties - Any representation or warranty or other statement by or on behalf of Purchaser contained in this Agreement or in any instrument furnished in compliance with this Agreement is false or misleading in any material respect at the time when made;

                  (d) Voluntary Bankruptcy Proceedings - Purchaser shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or similar official for all or any substantial part of the property of Purchaser, (B) admit in writing its inability to pay its debts as they mature, (C) make a general assignment for the benefit of its creditors, (D) be adjudicated bankrupt or insolvent, (E) file a voluntary petition in bankruptcy or an answer seeking reorganization or seeking to take advantage of any applicable insolvency law, (F) file any answer admitting the material allegations of a petition filed against Purchaser in any bankruptcy, reorganization or insolvency proceeding, or (G) take any corporate action for the purpose of effecting any of the foregoing under any bankruptcy, insolvency or any other applicable law.

                  (e) Involuntary Bankruptcy Proceedings - If without its application, approval or consent, a proceeding shall be instituted in any court of competent jurisdiction, seeking in respect of Purchaser an adjudication in bankruptcy, dissolution, winding-up, liquidation, a composition arrangement with creditors, a readjustment of debt, the appointment of a receiver, a trustee, a liquidator or similar official for Purchaser or other like relief under any

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
         applicable bankruptcy or insolvency law; and either (A) such proceeding shall not be actively contested by Purchaser in good faith, or (B) such proceedings shall continue undismissed for any period of 90 consecutive days, or (C) any conclusive order, judgment or decree shall be entered by any court of competent jurisdiction to effect any of the foregoing.

                  (f) Dissolution, Merger, Etc. - Any dissolution, merger, or consolidation of Madison or Gold King, or any transfer of a substantial part of the property of Madison or Gold King, should occur other than the sale of the Real Property pursuant to the terms and provisions of this Agreement.

                  (g) Covenant Default - Purchaser shall fail to pay or perform any obligation under, or the Purchaser shall fail to keep or perform any covenant, promise or warranty of Purchaser contained in, the Promissory Note or this Agreement.

                  (h) Pledge Agreement - A Default under the Pledge Agreement.

                  7.2      Remedies

                  Upon the occurrence of any Default hereunder, all remaining unpaid amounts due hereunder or under the Promissory Note shall, at the option of Seller, become immediately due and payable, and Seller may exercise at any time any rights and remedies available to it under the laws of the State of Colorado or other applicable jurisdictions. Purchaser shall, in case of a Default, pay all costs incurred by Seller in enforcing the rights of Seller hereunder, including reasonable attorneys' fees and other expenses.

                  8.       Miscellaneous

                  8.1 Modifications, Amendments and Waivers. The Seller and the Purchaser may by written agreement:

                  (a) Extend the time for the performance of any of the obligations or other acts of the parties hereto;

                  (b)  Waive  any  inaccuracies  in  the   representations   and
         warranties contained in this Agreement or in any document delivered pursuant to this Agreement;

                  (c) Waive compliance with any of the covenants and agreements contained in this Agreement; or

                  (d) Amend or supplement any of the provisions of this Agreement.

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
                  8.2 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the internal law, and not the law pertaining to conflicts or choice of law, of the State of Colorado.

                  8.3 Survival of Covenants. The covenants and agreements made herein shall survive the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Seller pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Seller hereunder as of the date of such certificate or instrument.

                  8.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, except that no party may assign or otherwise transfer any of its rights under this Agreement without the written consent of the other party hereto.

                  8.5 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof.

                  8.6 Notices. All notices and other communication required or permitted hereunder shall be effective upon receipt and shall be in writing and delivered personally, by facsimile transmission, by overnight delivery service or by certified mail, return receipt requested, postage prepaid, addressed as set forth below the respective name on the signature page hereto, or at such other address as such party shall have furnished in writing.

                  8.7 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                  8.8 Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

                  8.10 Construction of Agreement. None of the parties hereto or their respective counsel shall be deemed to have drafted this Agreement for purposes of construing the terms hereof. The language in all parts of this Agreement shall in all cases be construed according to its fair meaning, and not strictly for or against any party hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Asset Sale Agreement to be duly executed and delivered as of the date first above written.


                                   THE SELLER

                                   GRANT RESERVE CORPORATION


                                   By:  /s/ Arnold T. Kondrat
                                        -----------------------------
                                        Name: Arnold T. Kondrat
                                        Title:   Chairman

                                        Address for Notices:
                                        410 17th Street
                                        Suite 1375
                                        Denver, CO 80202
                                        Attention: Arnold T. Kondrat

                                   THE PURCHASER

                                   CHEROKEE MINING COMPANY INC.



                                   By:  /s/ William R. Wilson
                                        ---------------------------------
                                        Name:   William R. Wilson
                                        Title:  President

                                        Address for Notices:
                                        410 17th Street
                                        Suite 1375
                                        Denver, CO 80202
                                        Attention: William R. Wilson

                                    EXHIBIT 1
                                 PROMISSORY NOTE

                                                                Denver, Colorado
                                                               November 25, 1998

                  For Value Received, Cherokee Mining Company Inc. ("Cherokee"), a Wyoming corporation, hereby promises to pay to the order of Grant Reserve Corporation, a Nevada corporation ("Grant"), on November 25, 1999, upon the presentation ans surrender hereof at the principal office of Cherokee, the Principal Sum of SIX HUNDRED THOUSAND DOLLARS ($600,000), and to pay interest on the amount of such Principal sum remaining unpaid from time to time at the rates and times provided herein, until said Principal Sum is paid in full. The interest on this Note, when due and payable, shall be paid to the registered owner of this Note at the close of business on the Record Date applicable to such interest payment, mailed to such registered owner at such registered owner's address appearing as of the close of business on such Record Date on the Note Register (as herein defined). For the purposes of this Note, the Record
Date applicable to any interest payment hereunder shall be the fifth day (whether or not a business day) prior to the day upon which such interest payment is due and payable hereunder.

                  Cherokee shall have the right at any time to prepay this Note, in whole or in part, without any premium or penalty of any kind.

                                   SECTION ONE
                                    SECURITY

To secure payment of this Note, Cherokee, pursuant to the terms and provisions of a pledge agreement of even date herewith (the "Pledge Agreement"), has granted to Grant a security interest in (i) 7,620,000 of shares of Common Stock in Madison Mining Corporation ("Madison") and (ii) 36,388 of shares of Common Stock in Gold King Mines Corporation ("Gold King") acquired by Cherokee from Grant pursuant to an asset sale agreement of even date herewith (the "Asset Sale Agreement").

                                   SECTION TWO
                                     DEFAULT

                  The occurrence of any of the following events shall constitute a Default hereunder:

                  1. Any material statement or representation of Cherokee herein or in any other writing at any time furnished by Cherokee to Grant which shall prove to be false or misleading in any material respect.

                  2. If Cherokee shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or similar official for all or any substantial part of the property of Cherokee. (B) admit in writing its inability to pay its debts as they mature. (C) make a general assignment for the benefit of its creditors, (D) be adjudicated bankrupt or insolvent, (E) file a voluntary petition in bankruptcy or an answer seeking reorganization or seeking to take advantage of any applicable insolvency law,
(F) file any answer admitting the material allegations of a petition filed against Cherokee in any bankruptcy, reorganization or insolvency proceeding, or
(G) take any corporate action for the purpose of effecting any of the foregoing under any bankruptcy, insolvency or any other applicable law.

                  3. If without its application, approval or consent, a proceeding shall be instituted in any court of competent jurisdiction, seeking in respect of Cherokee an adjudication in bankruptcy, dissolution, winding-up, liquidation, a composition arrangement with creditors, a readjustment of debt, the appointment of a receiver, a trustee, a liquidator or similar official for Cherokee or other like relief under any applicable bankruptcy or insolvency law; and either (A) such proceeding shall not be actively contested by Cherokee in good faith, or (B) such proceedings shall continue undismissed for any period of 90 consecutive days, or (C) any conclusive order, judgment or decree shall be entered by any court of competent jurisdiction to effect any of the foregoing.

                  4. The dissolution, merger or consolidation of Cherokee, or transfer of a substantial part of the property of Cherokee, other than the sale of the real property of Madison and Gold King pursuant to the terms and provisions of the Asset Sale Agreement.

                  5. An Event of Default under the Asset Sale Agreement or the failure of Cherokee to pay or perform any obligation under, or the failure by Cherokee to keep or perform any covenant, promise or warranty of Cherokee contained in, this Note, the Asset Sale Agreement or the Pledge Agreement.

                                  SECTION THREE
                                    REMEDIES

                  On any Default hereunder, all remaining unpaid amounts on the Note shall, at the option of Grant, become immediately due and payable, and Grant may exercise at any time any rights and remedies available to it under the laws of the State of Colorado. Cherokee shall, in case of Default, pay all costs incurred by Grant in collecting on the Note and enforcing the rights of Grant hereunder, including reasonable attorneys' fees and legal expenses. In addition, from and after the occurrence of a Default, interest shall, without the necessity for the giving of notice or the taking of any other action by the holder hereof, become payable by Cherokee on the balance of the Principal Sum remaining unpaid from time to time thereafter at a floating annual percentage rate equal to two (2) percent plus the Prime Rate existing from time to time while any part of the Principal Sum of this Note shall remain unpaid, payable monthly in arrears on the last calendar day of each month until the Principal Sum of this Note shall have been paid in full. For the purposes hereof, the Prime Rate shall be as determined by reference to The Wall Street Journal.

                                  SECTION FOUR
                                     NOTICE

                  Cherokee hereby waives presentment for payment, notice of dishonor, protest and notice of protest and agrees to pay reasonable attorneys' fees in the event that the same are incurred in connection with the collection of the indebtedness evidenced hereby. Cherokee agrees not to interpose any offsets or counterclaims in any action for the collection of the indebtedness evidenced by this Note.

                                  SECTION FIVE
                                  MISCELLANEOUS

                  This Note shall be governed by, and construed and enforced in accordance with, the internal law of the State of Colorado.

                  Cherokee shall maintain at its principal office a register (the "Note Register") for the registration and transfer of the Note. Upon presentation of this Note for such purpose at such principal office, Cherokee shall register therein, and permit to be transferred thereon, this Note. The Note shall be transferable only upon the Note Register at the written request of the registered owner thereof or his representative duly authorized in writing, upon surrender thereof, together with a written instrument of transfer duly executed by the registered owner or his representative duly authorized in writing.

                  The titles of the Sections of this Note are for convenience of reference only and are not to be considered in construing this Note.

                  IN WITNESS WHEREOF, Cherokee Mining Company Inc. has caused this Promissory Note to be executed in its name and on its behalf by its proper officer thereunto duly authorized, as of the date first above written.


                              CHEROKEE MINING COMPANY INC.



                              By: /s/ William R. Wilson
                                  ----------------------------------
                                  Name:   William R. Wilson
                                  Title:  President